                                                                     EXHIBIT 3.2


                                     BY-LAWS

                                       OF


                            BURLINGTON RESOURCES INC.



                        AS AMENDED THROUGH MARCH 1, 2003


                                TABLE OF CONTENTS


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
                                                                                                             PAGE

                                                     ARTICLE I

                                                      OFFICES

Section 1.            Registered Office and Agent.............................................................1
Section 2.            Other Offices...........................................................................1

                                                    ARTICLE II

                                                   STOCKHOLDERS

Section 1.            Annual Meetings.........................................................................1
Section 2.            Special Meetings........................................................................1
Section 3.            Place of Meetings.......................................................................2
Section 4.            Notice of Meetings......................................................................2
Section 5.            Fixing of Record Date for Determining Stockholders......................................2
Section 6.            Quorum..................................................................................3
Section 7.            Organization............................................................................3
Section 8.            Voting..................................................................................4
Section 9.            Inspectors..............................................................................5
Section 10.           List of Stockholders....................................................................5
Section 11.           Notice of Nominations and Business......................................................5

                                                    ARTICLE III

                                                BOARD OF DIRECTORS

Section 1.            Number, Qualification and Term of Office................................................8
Section 2.            Vacancies...............................................................................8
Section 3.            Resignations............................................................................8
Section 4.            Removals................................................................................8
Section 5.            Place of Meetings; Books and Records....................................................9
Section 6.            Annual Meeting of the Board.............................................................9
Section 7.            Regular Meetings........................................................................9
Section 8.            Special Meetings........................................................................9
Section 9.            Quorum and Manner of Acting............................................................10
Section 10.           Organization...........................................................................10
Section 11.           Consent of Directors in Lieu of Meeting................................................10
Section 12.           Telephonic Meetings....................................................................10
Section 13.           Compensation...........................................................................11


                                       -i-
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                                                                                                             PAGE

                                                    ARTICLE IV

                                       COMMITTEES OF THE BOARD OF DIRECTORS

Section 1.            Executive Committee....................................................................11
Section 2.            Finance Committee......................................................................11
Section 3.            Audit Committee........................................................................12
Section 4.            Compensation Committee.................................................................12
Section 5.            Governance and Nominating Committee....................................................13
Section 6.            Committee Chairman, Books and Records..................................................13
Section 7.            Alternates.............................................................................13
Section 8.            Other Committees.......................................................................14
Section 9.            Quorum and Manner of Acting............................................................14

                                                     ARTICLE V

                                                     OFFICERS

Section 1.            Number.................................................................................14
Section 2.            Election, Term of Office and Qualifications............................................14
Section 3.            Resignations...........................................................................14
Section 4.            Removals...............................................................................15
Section 5.            Vacancies..............................................................................15
Section 6.            Compensation of Officers...............................................................15
Section 7.            Chairman of the Board..................................................................15
Section 8.            Vice Chairman of the Board.............................................................15
Section 9.            President..............................................................................16
Section 10.           Chief Executive Officer................................................................16
Section 11.           Chief Financial Officer................................................................17
Section 12.           Secretary..............................................................................18
Section 13.           Treasurer..............................................................................18
Section 14.           Absence or Disability of Officers......................................................18

                                                    ARTICLE VI

                                      STOCK CERTIFICATES AND TRANSFER THEREOF

Section 1.            Stock Certificates.....................................................................19
Section 2.            Transfer of Stock......................................................................19
Section 3.            Transfer Agent and Registrar...........................................................19
Section 4.            Additional Regulations.................................................................20
Section 5.            Lost, Destroyed or Mutilated Certificates..............................................20


                                      -ii-
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
                                                                                                             PAGE

                                                    ARTICLE VII

                                             DIVIDENDS, SURPLUS, ETC.


                                                   ARTICLE VIII

                                                       SEAL


                                                    ARTICLE IX

                                                    FISCAL YEAR


                                                     ARTICLE X

                                                  INDEMNIFICATION

Section 1.            Right to Indemnification...............................................................21
Section 2.            Right of Indemnitee to Bring Suit......................................................22
Section 3.            Nonexclusivity of Rights...............................................................22
Section 4.            Insurance, Contracts and Funding.......................................................22
Section 5.            Definition of Director and Officer.....................................................22
Section 6.            Indemnification of Employees and Agents of the Corporation.............................23
Section 7.            Amendment or Appeal....................................................................23

                                                    ARTICLE XI

                                        CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

Section 1.            Checks, Drafts, Etc.; Loans............................................................23
Section 2.            Deposits...............................................................................23

                                                    ARTICLE XII

                                                    AMENDMENTS

                                     BY-LAWS

                                       OF

                            BURLINGTON RESOURCES INC.

                                    ARTICLE I

                                     OFFICES

                  SECTION 1. REGISTERED OFFICE AND AGENT.

                  The registered office of the corporation is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, State of Delaware, and the name of its registered agent at such address is The Corporation Trust Company.

                  SECTION 2. OTHER OFFICES.

                  The corporation may have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

                  SECTION 1. ANNUAL MEETINGS.

                  A meeting of the stockholders for the purpose of electing Directors and for the transaction of such other business as may properly be brought before the meeting shall be held annually at ten (10) o'clock A.M. on the third Thursday of April, or at such other time on such other day as shall be fixed by resolution of the Board of Directors. If the day fixed for the annual meeting shall be a legal holiday such meeting shall be held on the next succeeding business day.

                  SECTION 2. SPECIAL MEETINGS.

                  Special meetings of the stockholders for any purpose or purposes may be called only by a majority of the Board of Directors, the Chairman of the Board, or the President.

                  SECTION 3. PLACE OF MEETINGS.

                  The annual meeting of the stockholders of the corporation shall be held at the general offices of the corporation in the City of Houston, State of Texas, or at such other place in the United States as may be stated in the notice of the meeting. All other meetings of the stockholders shall be held at such places within or without the State of Delaware as shall be stated in the notice of the meeting.

                  SECTION 4. NOTICE OF MEETINGS.

                  4.1 Giving of Notice. Except as otherwise provided by statute, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be given when deposited in the United States mails, postage prepaid, directed to such stockholder at his or her address as it appears in the stock ledger of the corporation. Each such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

                  4.2 Notice of Adjourned Meetings. When a meeting is adjourned to another time and place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is given. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  4.3 Waiver of Notice.

                  4.3.1 Whenever any notice is required to be given to any stockholder under the provisions of these By-Laws, the Certificate of Incorporation or the General Corporation Law of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                  4.3.2 The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                  SECTION 5. FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS.

                  5.1 Meetings. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at the meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                  5.2 Dividends, Distributions and Other Rights. For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                  SECTION 6. QUORUM.

                  A majority of the outstanding shares of stock of the corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of the stockholders; provided that where a separate vote by a class or classes or by a series of a class is required, a majority of the outstanding shares of such class or classes or of such series of a class, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on that matter. If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

                  SECTION 7. ORGANIZATION.

                  At each meeting of the stockholders, the Chairman of the Board, or in his or her absence such person as shall have been designated by the Board of Directors, or in the absence of such designation a person elected by the holders of a majority in number of shares of stock present in person or represented by proxy and entitled to vote, shall act as Chairman of the meeting.

                  The Secretary, or in his or her absence or in the event he or she shall be presiding over the meeting in accordance with the provisions of this Section, an Assistant Secretary or, in the absence of the Secretary and all of the Assistant Secretaries, any person appointed by the Chairman of the meeting, shall act as Secretary of the meeting.

                  SECTION 8. VOTING.

                  8.1 Generally. Unless otherwise provided in the Certificate of Incorporation or a resolution of the Board of Directors creating a series of stock, at each meeting of the stockholders, each holder of shares of any series or class of stock entitled to vote at such meeting shall be entitled to one vote for each share of stock having voting power in respect of each matter upon which a vote is to be taken, standing in his or her name on the stock ledger of the corporation on the record date fixed as provided in these By-Laws for determining the stockholders entitled to vote at such meeting. In all matters other than the election of Directors, if a quorum is present, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by these By-Laws, the Certificate of Incorporation or the General Corporation Law of Delaware. Where a separate vote by a class or classes or by a series of a class is required, if a quorum is present, the affirmative vote of the majority of shares of such class or classes or series of a class present in person or represented by proxy at the meeting shall be the act of such class or classes or series of a class.

                  8.2 Voting for Directors. At each election of Directors the voting shall be by ballot. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors.

                  8.3 Shares Held or Controlled by the Corporation. Shares of its own capital stock belonging to the corporation, or to another corporation if a majority of the shares entitled to vote in the election of Directors of such other corporation is held by the corporation, shall neither be entitled to vote nor counted for quorum purposes.

                  8.4 Proxies. A stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact. Alternatively, a stockholder may vote by proxy by means of electronic transmission, including, but not limited to, electronic mail, telephonic transmission or telegram, provided that any such means of electronic transmission must set forth information from which it can be determined that such electronic transmission was authorized by the stockholder. Such written or electronically transmitted proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. A proxy shall become invalid three years after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

                  SECTION 9. INSPECTORS.

                  Prior to each meeting of stockholders, the Board of Directors shall appoint one or more Inspectors who are not Directors, candidates for Directors or officers of the corporation, who shall receive and determine the validity of proxies and the qualifications of voters, and receive, inspect, count and report to the meeting in writing the votes cast on all matters submitted to a vote at such meeting. In case of failure of the Board of Directors to make such appointments or in case of failure of any Inspector so appointed to act, the Chairman of the Board shall make such appointment or fill such vacancies. Each Inspector, immediately before entering upon his or her duties, shall subscribe to an oath or affirmation faithfully to execute the duties of Inspector at such meeting with strict impartiality and according to the best of his or her ability.

                  SECTION 10. LIST OF STOCKHOLDERS.

                  The Secretary or other officer or agent having charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each class and series registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or the books of the corporation, or to vote in person or by proxy at any such meeting.

                  SECTION 11. NOTICE OF NOMINATIONS AND BUSINESS.

                  11.1 Generally. Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of the stockholders (a) pursuant to the corporation's notice with respect to such meeting, (b) by or at the direction of the Board or (c) by any stockholder of record of the corporation who was a stockholder of record at the time of the giving of the notice provided for in Section 11.2, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 11. A stockholder proceeding under this Section 11 shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                  11.2 Procedures.

                  11.2.1 For nominations or other business to be properly brought before an annual meeting of the stockholders by a stockholder pursuant to Section 11.1 (c), (1) the stockholder must have given timely notice thereof in writing to the Secretary, (2) such business must be a proper matter for stockholder action under the General Corporation Law of Delaware, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (c)(iii) of this Section 11.2.1, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 11, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 11. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation in the City of Houston, State of Texas, not less than 60 days prior to the first anniversary (the "Anniversary") of the date on which the corporation first mailed its proxy materials for the preceding year's annual meeting of the stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the Anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as Directors pursuant to Regulation 14A of the Exchange Act, and such person's written consent to serve as a Director if elected; (b) as to any other business that the stockholder proposes to bring before the annual meeting of the stockholders, a brief description of such business, the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and
(iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

                  11.2.2 If the number of Directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board made by the corporation at least 70 days prior to the Anniversary, this Section 11.2.2 shall govern. In this case a stockholder's notice required by these By-Laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation in the City of Houston, State of Texas, not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

                  11.2.3 Only such business shall be conducted at a special meeting of the stockholders as shall have been brought before the special meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of the stockholders at which Directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the Board or (b) by any stockholder of record at the time of giving of notice provided for in this paragraph who shall be entitled to vote at the special meeting and who complies with the notice procedures set forth in this Section 11. Nominations by stockholders of persons for election to the Board may be made at such a special meeting of the stockholders if the stockholder's notice required by the second paragraph of this Section 11 shall be delivered no later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such special meeting.

                  11.2.4 Only persons nominated in accordance with the procedures set forth in this Section 11 shall be eligible to serve as Directors and only such business shall be conducted at an annual meeting of the stockholders as shall have been brought before the annual meeting in accordance with the procedures set forth in this Section. The Chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the annual meeting has been made in accordance with the procedures set forth in these By-Laws and, if any proposed nomination or business is not in compliance with these By-Laws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the annual meeting and shall be disregarded.

                  11.3 For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

                                   ARTICLE III

                               BOARD OF DIRECTORS

                  SECTION 1. NUMBER, QUALIFICATION AND TERM OF OFFICE.

                  The business, property and affairs of the corporation shall be managed by a Board consisting of not less than three Directors. The Board shall satisfy the requirements of applicable laws, rules and regulations regarding its composition and the qualifications of its members. The Board of Directors shall from time to time by a vote of a majority of the Directors then in office fix the specific number of Directors to constitute the Board. At each annual meeting of stockholders a Board of Directors shall be elected by the stockholders for a term of one year. Each Director shall serve until his or her successor is elected and shall qualify.

                  SECTION 2. VACANCIES.

                  Vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, at any regular or special meeting of the Board of Directors.

                  SECTION 3. RESIGNATIONS.

                  Any Director may resign at any time upon written notice to the Secretary of the corporation. Such resignation shall take effect on the date of receipt of such notice or at any later date specified therein; and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make it effective. When one or more Directors shall resign effective at a future date, a majority of the Directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective.

                  SECTION 4. REMOVALS.

                  Any Director may be removed, with cause, at any special meeting of the stockholders called for that purpose, by the affirmative vote of the holders of a majority in number of shares of the corporation entitled to vote for the election of such Director, and the vacancy in the Board caused by any such removal may be filled by the stockholders at such a meeting.

                  SECTION 5. PLACE OF MEETINGS; BOOKS AND RECORDS.

                  The Board of Directors may hold its meetings, and have an office or offices, at such place or places within or without the State of Delaware as the Board from time to time may determine.

                  The Board of Directors, subject to the provisions of applicable statutes, may authorize the books and records of the corporation, and offices or agencies for the issue, transfer and registration of the capital stock of the corporation, to be kept at such place or places outside of the State of Delaware as, from time to time, may be designated by the Board of Directors.

                  SECTION 6. ANNUAL MEETING OF THE BOARD.

                  The first meeting of each newly elected Board of Directors, to be known as the Annual Meeting of the Board, for the purpose of electing officers, designating Committees and the transaction of such other business as may come before the Board, shall be held as soon as practicable after the adjournment of the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held due to the absence of a quorum, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the newly elected Directors.

                  SECTION 7. REGULAR MEETINGS.

                  The Board of Directors shall, by resolution, provide for regular meetings of the Board at such times and at such places as it deems desirable. Notice of regular meetings need not be given.

                  SECTION 8. SPECIAL MEETINGS.

                  Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Secretary on the written request of five Directors on such notice as the person or persons calling the meeting shall deem appropriate in the circumstances. Notice of each such special meeting shall be mailed to each Director or delivered to him or her by telephone, telegraph or any other means of electronic communication, in each case addressed to his or her residence or usual place of business, or delivered to him or her in person or given to him or her orally. The notice of meeting shall state the time and place of the meeting but need not state the purpose thereof. Whenever any notice is required to be given to any Director under the provisions of these By-Laws, the Certificate of Incorporation or the General Corporation Law of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any Committee appointed by the Board need be specified in the waiver of notice of such meeting. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting except when a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

                  SECTION 9. QUORUM AND MANNER OF ACTING.

                  Except as otherwise provided by statute, the Certificate of Incorporation, or these By-Laws, the presence of a majority of the total number of Directors shall constitute a quorum for the transaction of business at any regular or special meeting of the Board of Directors, and the act of a majority of the Directors present at any such meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the Directors present may adjourn the meeting, from time to time, until a quorum is present. Notice of any such adjourned meeting need not be given.

                  SECTION 10. ORGANIZATION.

                  At every meeting of the Board of Directors, the Chairman of the Board or in his or her absence the President or, if both of the said officers are absent, a Chairman chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all the Assistant Secretaries, any person appointed by the Chairman of the meeting, shall act as Secretary of the meeting.

                  SECTION 11. CONSENT OF DIRECTORS IN LIEU OF MEETING.

                  Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or any Committee designated by the Board, may be taken without a meeting if all members of the Board or Committee consent thereto in writing, and such written consent is filed with the minutes of the proceedings of the Board or Committee.

                  SECTION 12. TELEPHONIC MEETINGS.

                  Members of the Board of Directors, or any Committee designated by the Board of Directors, may participate in a meeting of the Board or Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.

                  SECTION 13. COMPENSATION.

                  Each Director who is not a full-time salaried officer of the corporation or any of its wholly owned subsidiaries, when authorized by resolution of the Board of Directors, may receive as a Director a stated salary or an annual retainer and in addition may be allowed a fixed fee and his or her reasonable expenses for attendance at each regular or special meeting of the Board or any Committee thereof.

                                   ARTICLE IV

                      COMMITTEES OF THE BOARD OF DIRECTORS

                  SECTION 1. EXECUTIVE COMMITTEE.

                  The Board of Directors may, in its discretion designate annually an Executive Committee consisting of not less than five Directors as it may, from time to time determine, subject to applicable laws, rules and regulations. The Committee shall have and may exercise such powers and authority of the Board of Directors in the management of the business and affairs of the corporation as the Board of Directors may from time to time prescribe, subject to applicable laws, rules and regulations, and may authorize the seal of the corporation to be affixed to all papers which may require it, but the Committee shall have no power or authority to amend the Certificate of Incorporation (except that the Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, amend the By-Laws of the corporation, elect officers or fill vacancies on the Board of Directors or any Committee of the Board, declare a dividend or authorize the issuance of stock.

                  SECTION 2. FINANCE COMMITTEE.

                  The Board of Directors may, in its discretion designate annually a Finance Committee, consisting of such number of Directors as the Board of Directors may from time to time determine, subject to applicable laws, rules and regulations. The Committee shall monitor, review, appraise and recommend to the Board of Directors appropriate action with respect to the corporation's capital structure, its source of funds and its financial position; review and recommend appropriate delegations of authority to management on expenditures and other financial commitments; review terms and conditions of financing plans; develop and recommend dividend policies and recommend to the Board specific dividend payments; and perform such other duties and functions and exercise such and powers as the Board may from time to time prescribe, in accordance with applicable laws, rules and regulations.

                  SECTION 3. AUDIT COMMITTEE.

                  The Board of Directors shall designate annually an Audit Committee comprised of three or more Directors. Such Committee shall satisfy the requirements of applicable laws, rules and regulations regarding its composition and the qualifications of its members. The Audit Committee shall conduct its activities and govern itself in accordance with the requirements of an Audit Committee Charter adopted and from time to time amended by the Board of Directors.


                  SECTION 4. COMPENSATION COMMITTEE.

                  The Board of Directors shall designate annually a Compensation Committee comprised of three or more Directors. Such Committee shall satisfy the requirements of applicable laws, rules and regulations regarding its composition and the qualifications of its members. The Compensation Committee shall conduct its activities and govern itself in accordance with the requirements of a Compensation Committee Charter adopted and from time to time amended by the Board of Directors.

                  SECTION 5. GOVERNANCE AND NOMINATING COMMITTEE.

                  The Board of Directors shall designate annually a Governance and Nominating Committee comprised of three or more Directors. Such Committee shall satisfy the requirements of applicable laws, rules and regulations regarding its composition and the qualifications of its members. The Governance and Nominating Committee shall conduct its activities and govern itself in accordance with the requirements of a Governance and Nominating Committee Charter adopted and from time to time amended by the Board of Directors.

                  SECTION 6. COMMITTEE CHAIRMAN, BOOKS AND RECORDS.

                  A Chairman of each Committee shall be selected by the Board of Directors to serve for such term as the Board of Directors may determine. Subject to any requirements of the applicable Committee Charter and applicable laws, rules and regulations, each Committee shall fix its own rules of procedure and shall meet at such times and places and upon such call or notice as shall be provided by such rules. Each Committee shall keep a record of its acts and proceedings, and all action of the Committee shall be reported to the Board of Directors at the next meeting of the Board.

                  SECTION 7. ALTERNATES.

                  Subject to the requirements of such Committee's Charter and applicable laws, rules and regulations, alternate members of a Committee prescribed by this Article IV may be designated by the Board of Directors from among the Directors to serve as occasion may require. Subject to the requirements of such Committee's Charter and applicable laws, rules and regulations, whenever a quorum cannot be secured for any meeting of any such Committee from among the regular members thereof and designated alternates, the member or members of such Committee present at such meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of such absent or disqualified member.

                  Alternative members of such Committees shall receive a reimbursement for expenses and compensation at the same rate as regular members of such Committees.

                  SECTION 8. OTHER COMMITTEES.

                  The Board of Directors may designate such other Committees, each to consist of two or more Directors, as it may from time to time determine, and each such Committee shall serve for such term and shall have and may exercise, during intervals between meetings of the Board of Directors, such duties, functions and powers as the Board of Directors may from time to time prescribe, in accordance with applicable laws, rules and regulations.

                  SECTION 9. QUORUM AND MANNER OF ACTING.

                  At each meeting of any Committee the presence of a majority of the members of such Committee, whether regular or alternate, shall be necessary to constitute a quorum for the transaction of business, and if a quorum is present the concurrence of a majority of those present shall be necessary for the taking of any action; provided, however, that no action may be taken by the Executive Committee or the Finance Committee when two or more officers of the corporation are present as members at a meeting of either such Committee unless such action shall be concurred in by the vote of two or more members of such Committee who are not officers of the corporation.

                                    ARTICLE V

                                    OFFICERS

                  SECTION 1. NUMBER.

                  The officers of the corporation shall be a Chairman of the Board, a President, a Chief Executive Officer, a Chief Financial Officer, a Secretary, a Treasurer, and such other officers as may be elected or appointed by the Board of Directors, including a Vice Chairman of the Board. Any number of offices may be held by the same person.

                  SECTION 2. ELECTION, TERM OF OFFICE AND QUALIFICATIONS.

                  The officers of the corporation shall be elected annually by the Board of Directors. Each officer elected by the Board of Directors shall hold office until his or her successor shall have been duly elected and qualified, or until he or she shall have died, resigned or been removed in the manner hereinafter provided.

                  SECTION 3. RESIGNATIONS.

                  Any officer may resign at any time upon written notice to the Secretary of the corporation. Such resignation shall take effect at the date of its receipt, or at any later date specified therein; and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make it effective.

                  SECTION 4. REMOVALS.

                  Any officer elected or appointed by the Board of Directors may be removed, with or without cause, by the Board of Directors at a regular meeting or special meeting of the Board.

                  SECTION 5. VACANCIES.

                  Any vacancy occurring in any office of the corporation shall be filled for the unexpired portion of the term in the same manner as prescribed in these By-Laws for regular election or appointment to such office.

                  SECTION 6. COMPENSATION OF OFFICERS.

                  The compensation of all senior officers elected by the Board of Directors shall be approved or authorized by the Compensation Committee.

                  SECTION 7. CHAIRMAN OF THE BOARD.

                  The Chairman of the Board shall, when present, preside at all meetings of the stockholders and of the Board of Directors; have authority to call special meetings of the stockholders and of the Board of Directors; have authority to sign and acknowledge in the name and on behalf of the corporation all stock certificates, contracts or other documents and instruments except when the signing thereof shall be expressly delegated to some other officer or agent by the Board of Directors or required by law to be otherwise signed or executed and, unless otherwise provided by law or by the Board of Directors, may authorize any officer, employee or agent of the corporation to sign, execute and acknowledge in his or her place and stead all such documents and instruments. He or she shall consult with the President regarding the strategic direction and business and affairs of the corporation and shall have such other powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors or the Executive Committee.

                  SECTION 8. VICE CHAIRMAN OF THE BOARD.

                  The Vice Chairman of the Board, if elected by the Board of Directors, shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and of the Board. He or she shall have such other powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors, the Chairman of the Board, or the President.

                  SECTION 9. PRESIDENT.

                  The President shall, in the absence of the Chairman of the Board and the Chief Executive Officer, preside at all meetings of the stockholders and of the Board and have authority to call special meetings of the stockholders and of the Board. The President shall have authority to sign and acknowledge in the name and on behalf of the corporation all stock certificates, contracts or other documents and instruments, except when the signing thereof shall be expressly delegated to some other officer or agent by the Board, the Chairman of the Board or the Chief Executive Officer, or required by law to be otherwise signed or executed and, unless otherwise provided by law or by the Board, may authorize any officer, employee or agent of the corporation to sign, execute and acknowledge in his place and stead all such documents and instruments. He shall have such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board or the Chief Executive Officer. The President shall have such power and authority as is usual, customary and desirable to perform the duties of the office.

                  SECTION 10. CHIEF EXECUTIVE OFFICER.

                  The Chief Executive Officer shall have general authority over the property, business and affairs of the corporation, and over all other officers, agents and employees of the corporation, subject to the control and direction of the Board of Directors and the Executive Committee, including the power to sign and acknowledge in the name and on behalf of the corporation all stock certificates, contracts or other documents and instruments except when the signing thereof shall be expressly delegated to some other officer or agent by the Board of Directors or required by law to be otherwise signed or executed and, unless otherwise provided by law or by the Board of Directors, may authorize any officer, employee or agent of the corporation to sign, execute and acknowledge in his or her place and stead all such documents and instruments; he or she shall fix the compensation of officers of the corporation other than his or her own compensation and that of the senior officers of the corporation and its principal operating subsidiaries reporting directly to him or her; and he or she shall approve proposed employee compensation and benefit plans of subsidiary companies not involving the issuance or purchase of capital stock of the corporation.

                  The Chief Executive Officer is hereby authorized, without further approval of the Finance Committee or the Board of Directors, to approve, without limitation (other than as limited by applicable law):

                  (a) Any capital expenditure by the corporation of up to $100 million in connection with the corporation's oil and gas operations and related activities, including oil and gas wells, equipment, plants, marketing and similar projects and activities, and to approve any capital expenditures by the corporation of up to $25 million for any other projects or activities; provided, however, that the corporation's aggregate capital expenditures (excluding expenditures pursuant to subsections (b), (d) and (e) below) do not exceed the amount of the annual capital budget approved by the Board of Directors for such fiscal year; provided, further, the Chief Executive Officer may approve increases to the amount of the annual capital budget for such fiscal year so long as in the aggregate such increases do not exceed 10% of the amount of the annual capital budget approved by the Board of Directors for such fiscal year;

                  (b) Individual acquisitions involving the acquisition of assets or the securities of other companies (and related commitments) for consideration of up to $75 million per transaction;

                  (c) Individual transactions involving the disposition of assets and interests in securities of subsidiaries or related commitments, provided that the aggregate consideration for each such transaction does not exceed $50 million;

                  (d) Cost overruns for individual projects approved by the Board of Directors not to exceed 20% of the amount approved by the Board;

                  (e) In emergency situations commitments in excess of the above-described limits provided they are in the interests of the corporation.

                  The above delegation of authority does not authorize the corporation or its subsidiaries to make a significant change in its business or to issue the corporation's capital stock without the specific approval of the Board of Directors. Notwithstanding these limitations, the Chief Executive Officer shall have such power and authority as is usual, customary and desirable to perform all the duties of the office and to carry out the daily operations of the corporation, including without limitation the authority to approve the payment of any and a general and administrative expenses, lease or well operating expenses, interest payments and taxes.

                  SECTION 11. CHIEF FINANCIAL OFFICER.

                  The Chief Financial Officer shall have responsibility for development and administration of the corporation's financial plans and all financial arrangements, its insurance programs, its cash deposits and short term investments, its accounting policies, and its federal and state tax returns. Such officer shall also be responsible for the corporation's internal control procedures and for its relationship with the financial community.

                  SECTION 12. SECRETARY.

                  The Secretary shall record the proceedings of the meetings of the stockholders and Directors, in one or more books kept for that purpose; see that all notices are duly given in accordance with the provisions of the By-Laws or as required by law; have charge of the corporate records and of the seal of the corporation; affix the seal of the corporation or a facsimile thereof, or cause it to be affixed, to all certificates for shares prior to the issue thereof and to all documents the execution of which on behalf of the corporation under its seal is duly authorized by the Board of Directors or otherwise in accordance with the provisions of the By-Laws; keep a register of the post office address of each stockholder, Director or member, sign with the Chairman of the Board or the President, certificates for shares of stock of the corporation, the issuance of which shall have been duly authorized by resolution of the Board of Directors; have general charge of the stock transfer books of the corporation; and in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors, the Executive Committee, the Chairman of the Board, the President, or the corporation's legal counsel.

                  SECTION 13. TREASURER.

                  The Treasurer shall have the responsibility for the custody and safekeeping of all funds of the corporation and shall have charge of their collection, receipt and disbursement; shall receive and have authority to sign receipts for all monies paid to the corporation and shall deposit the same in the name and to the credit of the corporation in such banks or depositories as the Board of Directors shall approve; shall endorse for collection on behalf of the corporation all checks, drafts, notes and other obligations payable to the corporation; shall sign or countersign all notes, endorsements, guaranties and acceptances made on behalf of the corporation when and as directed by the Board of Directors; shall give bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors may require; shall have the responsibility for the custody and safekeeping of all securities of the corporation; and in general shall have such other powers and perform such other duties as are incident to the office of Treasurer and as from time to time may be prescribed by the Board of Directors or be delegated to him or her by the Chairman of the Board, the President or the Chief Financial Officer.

                  SECTION 14. ABSENCE OR DISABILITY OF OFFICERS.

                  In the absence or disability of the Chairman of the Board, any Vice Chairman of the Board or the President, the Board of Directors may designate, by resolution, individuals to perform the duties of those absent or disabled. The Board of Directors may also delegate this power to a Committee or to a senior corporate officer.

                                   ARTICLE VI

                     STOCK CERTIFICATES AND TRANSFER THEREOF

                  SECTION 1. STOCK CERTIFICATES.

                  Except as otherwise permitted by statute, the Certificate of Incorporation or resolution or resolutions of the Board of Directors, every holder of stock in the corporation shall be entitled to have a certificate, signed by or in the name of, the corporation by the Chairman of the Board, the President, or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares, and the class and series thereof, owned by him or her in the corporation. Any and all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                  SECTION 2. TRANSFER OF STOCK.

                  Transfer of shares of the capital stock of the corporation shall be made only on the books of the corporation by the holder thereof, or by his or her attorney duly authorized, and on surrender of the certificate or certificates for such shares. A person in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof as regards the corporation, and the corporation shall not, except as expressly required by statute, be bound to recognize any equitable or other claim to, or interest in, such shares on the part of any other person whether or not it shall have express or other notice thereof.

                  SECTION 3. TRANSFER AGENT AND REGISTRAR.

                  The corporation shall at all times maintain a transfer office or agency in the Borough of Manhattan, The City of New York, in charge of a transfer agent designated by the Board of Directors (who shall have custody, subject to the direction of the Secretary, of the original stock ledger and stock records of the corporation), where the shares of the capital stock of the corporation of each class shall be transferable and also a registry office in the Borough of Manhattan, The City of New York, other than its transfer office or agency in said city, in charge of a registrar designated by the Board of Directors, where its stock of each class shall be registered. The corporation may, in addition to the said offices, if and whenever the Board of Directors shall so determine, maintain in such place or places as the Board shall determine, one or more additional transfer offices or agencies, each in charge of a transfer agent designated by the Board, where the shares of capital stock of the corporation of any class or classes shall be transferable, and also one or more additional registry offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock of any class or classes shall be registered. Except as otherwise provided by resolution of the Board of Directors in respect of temporary certificates, no certificates for shares of capital stock of the corporation shall be valid unless countersigned by a transfer agent and registered by a registrant authorized as aforesaid.

                  SECTION 4. ADDITIONAL REGULATIONS.

                  The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the corporation.

                  SECTION 5. LOST, DESTROYED OR MUTILATED CERTIFICATES.

                  The Board of Directors may provide for the issuance of new certificates of stock to replace certificates of stock lost, stolen, mutilated or destroyed, or alleged to be lost, stolen, mutilated or destroyed, upon such terms and in accordance with such procedures as the Board of Directors shall deem proper and prescribe.

                                   ARTICLE VII

                            DIVIDENDS, SURPLUS, ETC.

                  Except as otherwise provided by statute or the Certificate of Incorporation, the Board of Directors may declare dividends upon the shares of its capital stock either (1) out of its surplus, or (2) in case there shall be no surplus, out of its net profits for the fiscal year, whenever, and in such amounts as, in its opinion, the condition of the affairs of the corporation shall render it advisable. Dividends may be paid in cash, in property, or in shares of the capital stock of the corporation.

                                  ARTICLE VIII

                                      SEAL

                  The Board of Directors shall adopt a suitable corporate seal which shall be in the form imprinted hereon. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   ARTICLE IX

                                   FISCAL YEAR

                  The fiscal year of the corporation shall begin on the first day of January of each year.

                                    ARTICLE X

                                 INDEMNIFICATION

                  SECTION 1. RIGHT TO INDEMNIFICATION.

                  Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the corporation or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, employee or agent or in any other capacity while serving as such a Director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the full extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators, provided, however, that except as provided in Section 2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee while a Director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified under this Section 1, or otherwise.

                  SECTION 2. RIGHT OF INDEMNITEE TO BRING SUIT.

                  If a claim under Section 1 of this Article is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the indemnitee shall be entitled to be paid also the expense of prosecuting such suit. The indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim, for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

                  SECTION 3. NONEXCLUSIVITY OF RIGHTS.

                  The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested Directors or otherwise.

                  SECTION 4. INSURANCE, CONTRACTS AND FUNDING.

                  The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. The corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

                  SECTION 5. DEFINITION OF DIRECTOR AND OFFICER.

                  Any person who is or was serving as a Director or officer of a wholly owned subsidiary of the corporation shall be deemed, for purposes of this Article only, to be a Director or officer of the corporation entitled to indemnification under this Article.

                  SECTION 6. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.

                  The corporation may, by action of the Board of Directors from time to time, grant rights to indemnification and advancement of expenses to employees and agents of the corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of Directors and officers of the corporation.

                  SECTION 7. AMENDMENT OR APPEAL.

                  Any repeal or modification of the foregoing provisions of this
Article X shall not adversely affect any right or protection hereunder of any indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

                                   ARTICLE XI

                       CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

                  SECTION 1. CHECKS, DRAFTS, ETC.; LOANS.

                  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall, from time to time, be determined by resolution of the Board of Directors. No loans shall be contracted on behalf of the corporation unless authorized by the Board of Directors. Such authority may be general or confined to specific circumstances.

                  SECTION 2. DEPOSITS.

                  All funds of the corporation shall be deposited, from time to time, to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or officers, agent or agents of the corporation to whom such power may, from time to time, be delegated by the Board of Directors; and for the purpose of such deposit, the Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary, or any other officer or agent to whom such power may be delegated by the Board of Directors, may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the corporation.

                                   ARTICLE XII

                                   AMENDMENTS

                  Subject to Section 7 of Article X hereof, these By-Laws may be altered or repealed and new By-Laws may be made by the affirmative vote, at any meeting of the Board, of a majority of the Board of Directors, subject to the rights of the stockholders of the corporation to amend or repeal By-Laws made or amended by the Board of Directors by the affirmative vote of the holders of record of a majority in number of shares of the outstanding stock of the corporation present or represented at any meeting of the stockholders and entitled to vote thereon, provided that notice of the proposed action be included in the notice of such meeting.